Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 21 to Registration Statement No. 33-14517 of Merrill Lynch Equity Dividend Fund, formerly Merrill Lynch Equity Income Fund, (the “Fund”) on Form N-1A of our report dated September 19, 2003 appearing in the July 31, 2003 Annual Report of the Fund in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

Princeton, New Jersey November 20, 2003